UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  June 30, 2019

Item 1. Report to Stockholders.

Heitman US Real Estate Securities Fund

Institutional Class – htmix
Investor Class – htmnx

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.mutualfunds.heitman.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-799-2944 or by enrolling at www.mutualfunds.heitman.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-799-2944 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Semi-Annual Report

June 30, 2019

HEITMAN US REAL ESTATE SECURITIES FUND

2019 Semi-Annual Review – US

Property stocks were up significantly to begin 2019 as interest rates continued to decline. The continued trade war between the US and China took several turns, buffeted stocks, and caused more caution with respect to the outlook for the economy.

Central banks were in the spotlight as well, as we observed several dovish moves and messages around the globe. The European Central Bank (“ECB”) reiterated its dovish stance and said that it could implement more monetary stimulus given continued below-target inflation. Meanwhile, the Reserve Bank of Australia implemented two 25 bps rate cuts to lower their cash rate target to 1.00%. Finally, the US Federal Reserve (the “Fed”) signaled a more dovish stance at its meeting, as the market began to expect rate cuts sooner rather than later.

We also saw the first yield curve inversion of this cycle, as the 10-year and 3-month treasury yields inverted. This is often a potential sign of a coming recession. While the economic data has been weaker as of late, the credit markets remain calm as spreads remain tight.

The continued trade war between the US and China took several turns in the quarter and buffeted the direction of stocks

Leading indicators of the economy trended down and sent interest rates down with them, as the markets are increasingly pricing in potential rate cuts from the Fed.1  However, we continue to see positive job growth, which is fueling demand for commercial real estate. The exception to this is the retail sector, as retailer bankruptcies continue. During the period, we reduced our exposure to data centers over concerns about a slowdown in leasing activity. While the secular tailwinds for the sector remain, large internet service companies like Microsoft and Facebook are taking a brief pause in leasing new space after several years of very robust growth.

We also had more merger activity, as Park Hotels & Resorts Inc. agreed to acquire Chesapeake Lodging Trust, while Cousins Properties Inc. acquired TIER REIT, Inc. in an all-stock transaction.

Despite recent volatility, both up and down, our outlook is little changed as we look around the globe at real estate fundamentals and see a continued positive environment, with job growth driving demand and supply remaining at or below long-run averages in most sectors and cities. We expect a slowdown in economic growth, but it should remain at levels we have seen through much of this cycle. This should support property values, but where stock prices are not rising in tandem, we expect to see management teams look to mergers and acquisitions and other methods to create value to close the gap between public and private valuations.

____________________

1  Markit Purchasing Managers’ Index

HEITMAN US REAL ESTATE SECURITIES FUND

SECTOR REVIEW

Volatility at the end of 2018 was significant enough to reset market expectations for much slower growth in 2019. But with continued job growth, we still expect positive demand for real estate.

Mergers and acquisitions (M&A) activity continued, as Pebblebrook Hotel Trust completed its acquisition of LaSalle Hotel Properties and Brookfield Asset Management Inc. completed its acquisition of Forest City Realty Trust, Inc. near the end of the year. Gramercy Property Trust, DCT Industrial Trust Inc., and Educational Realty Trust, Inc. also received and accepted M&A offers during the year. As long as the capital markets remain robust and public stocks trade at a discount to private market values, we expect M&A activity to continue.

We continue to see positive job growth, which is fueling demand for commercial real estate

We continue to favor data centers, given continued exponential growth in global data usage and the need for cloud service providers to meet that demand with more space for servers. While valuations are expensive in the industrial sector, we believe fundamentals will remain robust. As Amazon continues to drive changes in the retail sector, this effect is now spreading to other parts of the business world, including business-to-business models. As companies’ purchasing managers become accustomed to receiving orders on time from Amazon in their personal lives, they are starting to ask the same of their business partners, which is causing them to reconfigure their supply chains and drive demand for more space. Self-storage is a sector that we are incrementally negative on, as new supply is expected to dent revenue growth in 2019.

PERFORMANCE

The Fund outperformed the Wilshire US Real Estate Securities benchmark in the first six months of the year, with strong selection effects coming from the healthcare and data center sectors. CareTust REIT Inc. outperformed on a stronger-than-expected acquisition pace early in the year, which will lead to one of the highest earnings growth rates in the healthcare sector in 2019. In the data center sector, our underweight on Digital Realty Trust Inc. led to outperformance, as their leasing numbers came in lighter than expected in the first quarter. The hotel sector underperformed, with Pebblebrook Hotel Trust lagging, as their reduction of leverage through sales has been slower than expected.

HEITMAN US REAL ESTATE SECURITIES FUND

OUTLOOK

As we look around the globe at real estate fundamentals, we see a continued positive environment, with job growth driving demand and supply remaining at or below long-run averages in most sectors and cities. We expect a slowdown in economic growth in 2019 compared to 2018, but it should remain at levels that we have seen during much of this cycle. This should support property values, but where stock prices are not rising in tandem, we expect to see management teams look to M&A and other methods to create value to close the gap between public and private valuations. Further M&A is expected as long as property stocks trade at a discount to private market valuations, given ample debt and equity capital looking at real estate.

We expect a slowdown in economic growth, but it should remain at levels we have seen through much of this cycle

Disclosures

−	Past performance is no guarantee of future results.

−	The firm uses Bloomberg as its source for research, economic information and market data.

−	The performance information in the preceding Commentary does not reflect the performance of any fund, product or account managed or serviced by Heitman.

−	The views and opinions in the preceding Commentary are as of the date of publication and are subject to change.

−
Mutual fund investing involves risk; principal loss is possible. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

−	There is no guarantee that any market forecast set forth in this presentation will be realized.

−
This material should not be relied upon as investment advice, does not constitute a recommendation to buy or sell a security or other investment and is not intended to predict or depict performance of any investment.

−	Commentary not to be re-distributed without permission.

−	Quasar Distributors, LLC is the distributor of the Heitman US Real Estate Securities Fund and Heitman Real Estate Securities LLC is the investment advisor.

HEITMAN US REAL ESTATE SECURITIES FUND

−	Must be preceded or accompanied by the Prospectus.

−
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

−	Basis points are one hundredth of one percent.

−
The Wilshire US Real Estate Securities Index (“Wilshire US RESI”) is a market capitalization weighted index of publicly traded real estate securities including REITs and REOCs. Beginning in January, 2005 the Wilshire US RESI is presented in the “float adjusted” version. Prior to January, 2005 the Wilshire US RESI was presented in the “full cap” version. The Purchasing Managers’ Index® (PMI®) is based on monthly surveys of carefully selected companies representing major and developing economies worldwide. Each country PMI survey for the manufacturing or service sector is based on questionnaire responses from panels of senior purchasing executives (or similar) at over 400 companies. The survey panels are carefully recruited to accurately represent the true structure of that sector. Questionnaires are completed in the second half of each month, and survey results are then processed by IHS Markit economists. Respondents are asked to state whether business conditions for a number of variables have improved, deteriorated or stayed the same compared with the previous month, as well as to provide reasons for any changes. The Indices are presented for illustrative purposes only and are not intended to imply Heitman’s past or future performance. The performance of the Indices assumes dividend reinvestment, but do not reflect transaction costs, advisory fees, custodian fees, trading costs and other costs of investment. Individuals cannot directly invest in any of the Indices described above.

HEITMAN US REAL ESTATE SECURITIES FUND

Expense Example (Unaudited)
June 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2019)	(1/1/2019)	(6/30/2019)	(1/1/2019 to 6/30/2019)
Institutional Class
Actual(2)	0.77%	$1,000.00	$1,180.20	$4.16
Hypothetical (5% annual
return before expenses)	0.77%	$1,000.00	$1,020.98	$3.86

Investor Class
Actual(2)	1.02%	$1,000.00	$1,180.40	$5.51
Hypothetical (5% annual
return before expenses)	1.02%	$1,000.00	$1,019.74	$5.11

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2019 through June 30, 2019, of 18.02% and 18.04% for Institutional Class and Investor Class, respectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Allocation of Portfolio (Unaudited)(1)
June 30, 2019

(1)	Data expressed as a percentage of net assets as of June 30, 2019. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited)
June 30, 2019

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) – 98.95%

Diversified REITs – 5.29%
American Assets Trust, Inc.	6,661	$313,866
Empire State Realty Trust, Inc., Class A	33,715	499,319
Liberty Property Trust	9,196	460,168
		1,273,353
Health Care REITs – 14.67%
CareTrust REIT, Inc.	13,125	312,113
HCP, Inc.	25,295	808,934
New Senior Investment Group, Inc.	17,978	120,812
Physicians Realty Trust	17,439	304,136
Sabra Health Care REIT, Inc.	17,977	353,967
Ventas, Inc.	18,928	1,293,729
Welltower, Inc.	4,112	335,251
		3,528,942
Hotel & Resort REITs – 5.50%
Host Hotels & Resorts, Inc.	36,936	672,974
Pebblebrook Hotel Trust	23,076	650,282
		1,323,256
Industrial REITs – 10.01%
Duke Realty Corporation	23,368	738,662
Prologis, Inc.	20,848	1,669,925
		2,408,587
Office REITs – 9.91%
Boston Properties, Inc.	5,301	683,829
Cousins Properties, Inc.	15,805	571,667
Highwoods Properties, Inc.	13,110	541,443
Hudson Pacific Properties, Inc.	17,641	586,916
		2,383,855
Residential REITs – 22.12%
American Campus Communities, Inc.	16,062	741,422
Apartment Investment & Management Company, Class A	17,987	901,508
AvalonBay Communities, Inc.	6,588	1,338,550
Camden Property Trust	10,040	1,048,076
Equity Residential	4,421	335,642
Invitation Homes, Inc.	35,876	958,966
		5,324,164

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2019

	Shares	Value
Retail REITs – 13.50%
Acadia Realty Trust	17,280	$472,954
Regency Centers Corporation	12,080	806,219
Simon Property Group, Inc.	9,758	1,558,938
SITE Centers Corporation	31,018	410,678
		3,248,789
Specialized REITs – 17.95%
CyrusOne, Inc.	5,602	323,348
Equinix, Inc.	3,342	1,685,337
Extra Space Storage, Inc.	5,926	628,749
Public Storage	5,590	1,331,370
QTS Realty Trust, Inc., Class A	7,600	350,968
		4,319,772
Total REITs
(Cost $22,608,864)		23,810,718

SHORT TERM INVESTMENT – 0.83%
First American Treasury Obligations Fund, Share Class X, 2.25% (a)
Total Short Term Investment
(Cost $198,616)	198,616	198,616
Total Investments
(Cost $22,807,480) – 99.78%		24,009,334
Assets in Excess of Liabilities – 0.22%		52,754
Net Assets – 100.00%		$24,062,088

(a)	The rate quoted is the annualized seven-day effective yield as of June 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2019

ASSETS:
Investments, at value (Cost $22,807,480)	$24,009,334
Receivable for investments sold	72,659
Dividends and interest receivable	80,649
Receivable from Adviser	1,867
Prepaid expenses and other receivables	9,045
Total assets	24,173,554

LIABILITIES:
Payable for investments purchased	62,767
Payable for fund administration and fund accounting fees	17,886
Payable for transfer agent fees and expenses	9,057
Payable for custodian fees	1,734
Payable for compliance fees	2,010
Distribution fees payable	37
Accrued expenses and other liabilities	17,975
Total liabilities	111,466
NET ASSETS	$24,062,088

NET ASSETS CONSISTS OF:
Paid-in capital	$22,210,329
Total distributable earnings	1,851,759
NET ASSETS	$24,062,088

	Institutional	Investor
	Class	Class
Net assets	$24,051,232	$10,856
Shares issued and outstanding(1)	2,211,738	1,000
Net asset value, redemption price and offering price per share(2)	$10.87	$10.86

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2019

INVESTMENT INCOME:
Dividend income	$343,483
Interest	2,779
Total investment income	346,262

EXPENSES:
Investment advisory fees (See Note 3)	62,457
Fund administration and fund accounting fees (See Note 3)	54,806
Transfer agent fees (See Note 3)	26,466
Professional fees	20,729
Federal and state registration fees	6,712
Compliance fees (See Note 3)	6,083
Trustees’ fees (See Note 3)	5,063
Custodian fees (See Note 3)	4,602
Reports to shareholders	1,276
Distribution fees – Investor Class (See Note 5)	13
Sub-transfer agent fees – Institutional Class (See Note 2)	2
Other	3,119
Total expenses before reimbursement	191,328
Less: Expense reimbursement by Adviser (See Note 3)	(106,944)
Net expenses	84,384
NET INVESTMENT INCOME	261,878

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	605,334
Net change in unrealized appreciation on investments	2,426,095
Net realized and change in unrealized loss on investments	3,031,429
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,293,307

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended
	June 30, 2019	For the Year Ended
	(Unaudited)	December 31, 2018
OPERATIONS:
Net investment income	$261,878	$253,626
Net realized gain on investments	605,334	291,549
Change in unrealized appreciation/(depreciation) on investments	2,426,095	(1,224,242)
Net increase/(decrease) in net assets resulting from operations	3,293,307	(679,067)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Institutional Class	—	(763,595)
Investor Class	—	(400)
From return of capital
Institutional Class	—	(46,797)
Investor Class	—	(25)
Total distributions to shareholders	—	(810,817)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	3,880,000	18,378,665

NET INCREASE IN NET ASSETS	7,173,307	16,888,781

NET ASSETS:
Beginning of period	16,888,781	—
End of period	$24,062,088	$16,888,781

(1)	A summary of capital share transactions is as follows:

	For the Six Months Ended
	June 30, 2019		For the Year Ended
	(Unaudited)		December 31, 2018
SHARE TRANSACTIONS:
Institutional Class	Shares	Amount	Shares	Amount
Issued	434,754	$4,480,000	1,817,881	$18,217,315
Issued to holders in reinvestment of dividends	—	—	74,140	701,361
Redeemed	(56,489)	(600,000)	(58,548)	(550,011)
Redemption fees	—	—	—	—
Net increase in Institutional Class	378,265	$3,880,000	1,833,473	$18,368,665
Investor Class
Issued	—	$—	1,000	$10,000
Issued to holders in reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—
Redemption fees	—	—	—	—
Net increase in Investor Class	—	$—	1,000	$10,000
Net increase in shares outstanding	378,265	$3,880,000	1,834,473	$18,378,665

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Six Months Ended
	June 30, 2019	Year Ended
	(Unaudited)	December 31, 2018
Institutional Class

PER SHARE DATA(1):
Net asset value, beginning of period	$9.21	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.12	0.27
Net realized and unrealized gain on investments	1.54	(0.61)
Total from investment operations	1.66	(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.14)
Net realized gains	—	(0.28)
Return of capital	—	(0.03)
Total distributions	—	(0.45)
Redemption fees	—	0.00 (3)
Net asset value, end of period	$10.87	$9.21

TOTAL RETURN(4)	18.02%	-3.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$24,051	$16,880
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	1.75%	3.40%
After expense reimbursement(5)	0.77%	0.48%
Ratio of net investment income to average net assets	2.39%	2.67%
Portfolio turnover rate(4)(6)	56%	148%

(1)	For an Institutional Class share outstanding for the entire period.
(2)	Calculated based on average shares outstanding during the period.
(3)	Amount per share is less than $0.005.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Six Months Ended
	June 30, 2019	Year Ended
	(Unaudited)	December 31, 2018
Investor Class

PER SHARE DATA(1):
Net asset value, beginning of period	$9.20	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.11	0.20
Net realized and unrealized gain on investments	1.55	(0.57)
Total from investment operations	1.66	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.12)
Net realized gains	—	(0.28)
Return of capital	—	(0.03)
Total distributions	—	(0.43)
Net asset value, end of period	$10.86	$9.20

TOTAL RETURN(3)	18.04%	-3.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11	$9
Ratio of gross expenses to average net assets:
Before expense reimbursement(4)	2.00%	12.23%
After expense reimbursement(4)	1.02%	0.73%
Ratio of net investment income to average net assets	2.14%	2.07%
Portfolio turnover rate(3)(5)	56%	148%

(1)	For an Investor Class share outstanding for the entire period.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited)
June 30, 2019

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heitman US Real Estate Securities Fund (the “Fund”) is a “non-diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Heitman Real Estate Securities, LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”).  The Advisor’s parent company is Heitman LLC.  The Adviser may be deemed to be controlled by KE I LLC, a Delaware limited liability company that is 100% owned by and controlled by the employees of Heitman LLC.

The primary investment objective of the Fund seeks to achieve long-term total return. The Fund commenced operations on January 1, 2018. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Investor Class.  Neither class of shares have any front end sales loads or deferred sales charges; however both classes have a 1.00% redemption fee on shares held 30 days or less. Investor Class shares are subject to a distribution fee and a shareholder servicing fee of up to 0.25% and 0.15% of average daily net assets respectively. Institutional Class shares are not subject to a distribution fee or shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported Net Asset Value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2019:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
REITs(1)	$23,810,718	$—	$—	$23,810,718
Short Term Investment	198,616	—	—	198,616
	$24,009,334	$—	$—	$24,009,334

(1)	Please refer to the Schedules of Investments to view REITs segregated by sub-industry type.

During the period ended June 30, 2019, the fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

B.  (“REITs”) – Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.  REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•
Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

•	Credit Risk. Real estate investment trusts may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•
Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•
REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

C.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short- term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income an distributions for the financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at up to 0.25% of average daily net assets of Investor Class shares (See Note 5). Sub-Transfer Agent fees are expensed at an annual rate of up to 0.15% of average daily net assets of Institutional Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

J.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Heitman Real Estate Securities, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.57% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any distribution fees – Investor Class (see Note 5), shareholder servicing fees – Investor Class (see Note 5) any acquired fund fees and expenses, front-end or contingent deferred loads, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions,

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the Fund’s average daily net asset value.  Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three-year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2021	$249,816
12/31/2022	$106,944

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

Tax cost of investments*	$18,147,742
Gross unrealized appreciation	$199,534
Gross unrealized depreciation	(1,507,926)
Net unrealized depreciation	(1,308,392)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Other accumulated loss	(133,156)
Total accumulated deficit	$(1,441,548)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable year ended December 31, 2018, the Fund has elected to defer qualified late year capital losses of $133,156.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2018 the following table shows the reclassifications made:

Distributable Earnings	Paid-in Capital
$1,514	$(1,514)

There were no distributions made by the Fund for the period ended June 30, 2019.

The tax character of distributions paid for the year ended December 31, 2018 were as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2018	$732,562	$31,433	$46,822	$810,817

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Advisor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Board of the Trust who are not interested persons. Continuation of the Plan is considered by such Board no less frequently than annually. With the exception of the Distributor and the Advisor, in their

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2019

capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the period ended June 30, 2019, the Investor Class incurred expenses of $13 pursuant to the Plan.

In addition, pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.15% of the average daily net asset value of the Investor Class of the Fund’s shares. For the period ended June 30, 2019, the Investor Class did not incur any expenses under the plan.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 0.77% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2019, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	16,123,325	11,878,945

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2019, four omnibus accounts owned 91.90% of the outstanding shares of the Fund for the benefit of its customers.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

As of July 5, 2019, John Hedrick resigned as President of the Trust. On July 24, 2019 he was replaced by Ryan Roell as the President of the Trust.

As of July 24, 2019, Julie Keller resigned as Assistant Treasurer, replaced by Hailey Glaser and Kristen Pierson.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
June 30, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-799-2944.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-799-2944. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-799-2944, or (1) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 3.23%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended June 30, 2019 was 2.65%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 60.79%.

HEITMAN US REAL ESTATE SECURITIES FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Heitman Real Estate Securities, LLC
191 North Wacker Drive
Chicago, IL 60606

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-799-2944.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Series Portfolios Trust

By (Signature and Title)*                    /s/Ryan L. Roell
Ryan L. Roell, President

Date       08/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Ryan L Roell
Ryan L. Roell, President

Date       08/29/2019

By (Signature and Title)*                    /s/Cullen O Small
Cullen O. Small, Treasurer

Date       08/29/2019

* Print the name and title of each signing officer under his or her signature.